UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

Kalera Public Limited Company

(Exact name of registrant as specified in its charter)

Republic of Ireland	001-41439	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kalera Public Limited Company

7455 Emerald Dunes Dr., Suite 2100

Orlando, FL, 32822

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 407 559 5536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value	KALRQ	OTC Pink Limited
Warrants, each whole warrant exercisable for one Ordinary Share for $1,150.00 per share	KALWQ	OTC Pink Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 27, 2023, our Board of Directors received a formal notice that our independent auditor, Grant Thornton LLP (“Grant Thornton”), had made the decision to resign as our independent registered public accounting firm of Kalera PLC (“Kalera PLC” or the “Company”), effective April 27, 2023. Neither the Company’s audit committee nor its board of directors took part in Grant Thornton’s decision to resign.

During the period of time from June 28, 2022, when Grant Thornton was appointed, and the subsequent interim periods through the date of this Current Report on Form 8-K (“Report”): (i) there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Grant Thornton audited the financial statements of the Company for the two years ended December 31, 2021. The report of Grant Thornton on such financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified. Grant Thornton’s audit report included an explanatory paragraph regarding the Company’s ability to continue as a going concern in accordance with Public Company Accounting Oversight Board Auditing Standard AS 2415.

As previously disclosed, on April 4, 2023, Kalera, Inc. an indirect wholly owned subsidiary of Kalera Public Limited Company (“Kalera PLC” or the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas seeking relief under Chapter 11 of Title 11 of the United States Code.

The Company has provided Grant Thornton with a copy of the disclosures it is making in this Form 8-K and requested that Grant Thornton furnish the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Grant Thornton’s letter, dated May 1, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Exhibit	Description of Exhibit

16.1	Letter from Grant Thornton LLP, dated May 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALERA PUBLIC LIMITED COMPANY
Dated May 1, 2023
	By:	/s/ Fernando Cornejo
	Name:	Fernando Cornejo
	Title:	Chief Financial Officer